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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: August 11, 2003
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                       (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 7. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

         99.1 Press Release of MetLife, Inc., dated August 11, 2003.

         99.2 Quarterly Financial Supplement for the quarter ended June 30, 2003, revised as of August 11, 2003.

Item 12.  Results of Operations and Financial Condition.

     The following information, including the text of the press release and the Quarterly Financial Supplement attached as exhibits to this Form 8-K, is furnished pursuant to Item 12. Results of Operations and Financial Condition.

     On August 11, 2003, MetLife, Inc., a Delaware Corporation, issued (i) a press release, a copy of which is attached hereto as Exhibit 99.1, and (ii) a revised Quarterly Financial Supplement for the quarter ended June 30, 2003, a copy of which is attached hereto as Exhibit 99.2
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
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                                     Name:  Gwenn L. Carr
                                     Title: Vice-President and Secretary




Date: August 11, 2003








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                                EXHIBIT INDEX


Exhibit
Number          Exhibit
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99.1            Press Release, dated August 11, 2003.

99.2 Quarterly Financial Supplement for the quarter ended June 30, 2003, revised as of August 11, 2003.